UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 15, 2017
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-09447	94-3030279
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 200
	Foothill Ranch, California	92610-2831
	(Address of Principal Executive Offices)	(Zip Code)

(949) 614-1740
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial auditing standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

Amended Employment Agreement with Jack A. Hockema and Special Grant to Keith A. Harvey

On July 15, 2017, the Kaiser Aluminum Corporation (the “Company”) and Jack A. Hockema, amended and restated Mr. Hockema’s employment agreement (the “Amended Agreement”) to extend the term from December 31, 2018, through July 15, 2020.  The preceding description of the Amended Agreement is a summary and is qualified in its entirety by the Amended Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The board of directors also approved the issuance, effective July 15, 2017, of 30,000 restricted stock units to Keith A. Harvey, the Company’s President and Chief Operating Officer.  The restrictions on 100% of the restricted stock units granted to Mr. Harvey will lapse on July 15, 2022 or earlier if his employment terminates as a result of death or disability, his employment is terminated by the Company without cause, or in the event of a change in control of the Company.

The grant of restricted stock units was made pursuant to the Company's Amended and Restated 2016 Equity and Performance Incentive Plan (the “Equity Plan”). A copy of the Equity Plan is filed as Exhibit 10.1 to the Current Report on Form 8-K, filed by the Company on May 26, 2016.

Item 8.01. Other Events.

On July 17, 2017, Kaiser Aluminum Corporation announced that its board of directors declared a quarterly cash dividend on its common stock of $0.50 per share. The dividend will be payable on August 15, 2017 to stockholders of record as of the close of business on July 27, 2017. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in the press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to liability of that section. In addition, this information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in the filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description
10.1	Employment Agreement, dated as of July 15, 2017, between the Company and Jack A. Hockema.
99.1	Press Release dated July 17, 2017.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)

By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai Vice President, Deputy General Counsel and Corporate Secretary
Date: July 17, 2017